1 November 7, 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,”
“should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-
looking statements include, but are not limited to, statements regarding the anticipated timing, structure, benefits and tax treatment of the proposed separation of Ensign’s healthcare business and its real estate business, and future financing plans, business strategies, growth prospects and operating and financial performance.  They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.
Moreover, we do not intend to “stand still” or otherwise abate our acquisition program during the pendency of the transaction, and references to our property counts, capitalization, financial condition and similar statements may change as a result of acquisitions or expenditures made prior to the effective date of the transaction. Risks and uncertainties related to the proposed spin-off include: our ability to obtain all necessary consents and approvals and satisfy all conditions to the spin-off, including the receipt of a private letter ruling from the Internal Revenue
Service to the effect that the spin-off will be tax-free; the ability to expand the healthcare and real estate businesses following the spin-off;
and the potential diversion of management’s attention from traditional business concerns.  Other risks and uncertainties relate to our business, our industry and our common stock and include:  reduced prices and reimbursement rates for our services; our ability to acquire, develop, manage or improve facilities; our ability to manage increasing borrowing costs as we incur additional indebtedness to fund the acquisition and development of facilities; our ability to access capital on a cost-effective basis to continue to successfully implement our growth strategy; our ability to maintain operating margins and profitability while growing and managing an increasing number of facilities;
competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit our business operations or require us to incur significant expenditures. You should not place undue reliance on any forward-looking statements and are encouraged to review our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed on February 13, 2013 and our Form 10-Q filed on November 7, 2013, for a more complete discussion of the risks and other factors that could affect our business, prospects and any forward-looking statements.
Except as required by the federal securities laws, we disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or changing circumstances or for any other reason.

Select Management Team

Christopher Christensen
President and Chief Executive Officer, The Ensign Group, Inc.
Suzanne Snapper
Chief Financial Officer, The Ensign Group, Inc.
Gregory Stapley
President and Chief Executive Officer, CareTrust REIT, Inc.

Separation Creates Two Superior Business Platforms
On November 7, 2013, The Ensign Group announced plans to separate its Healthcare and
Real Estate businesses into two publicly traded companies through a tax-free spin-off transaction
The transaction is expected to close in Q1 2014
4
Operations Real Estate
The Ensign Group, Inc.
Spin-Off
CareTrust REIT, Inc.
Will start with a significant cash account and credit
facilities to facilitate growth
Focus will be on geographic expansion, new tenant
relationships and asset class diversification
Strong financial profile: strong tenant operating
performance and attractive rent coverage
CareTrust will establish itself with a solid foundation
of quality seniors housing assets, with a goal of
becoming a leading diversified healthcare REIT
Long-tenured and successful management team
Home health and ancillary services businesses
as a platform for growth
Strong financial performance with dependable
cash flows and liquidity
Proven ability to grow existing business through
acquisitions and improvements in operating
performance
A leading provider of skilled nursing care

Ensign Has a History of Financial and Operating Success
Business Overview
As of June 30, 2013, operated 118 facilities, 9 home health
and 7 hospice operations, and 5 urgent care centers located
in 11 states
– Owns 95 facilities and operates an additional 23 facilities through long-term lease arrangements
– In addition, develops and operates urgent care centers
Ensign has a strong track record of acquiring and integrating turnaround opportunities
– Improves operations through increased occupancy, quality
mix and acuity shift
Long-tenured and successful management team has been an
integral part of Ensign’s business strategy
USD in Millions
6 mo. 6/30/13 6 mo. 6/30/12 %  Change FY 2012 FY 2011
Number of Facilities  118 105 12.4% 108 102
Number of Operational Beds & Units 13,135 11,972 9.7 12,198 11,702
Revenue $438 $406 7.9 $825 $758
Adjusted EBITDAR (1) 74 72 2.8 142 130
Adjusted Net Debt (2) / LTM Adj. EBITDAR 2.4x 2.2x 2.3x 2.1x
Selected Financial and Operational Metrics
Operated Facilities
SNFs, ALFs & ILFs
Home Health & Hospice
Urgent Care Clinics
5
Note: EBITDAR is a non-GAAP measure and represents net income before (a) interest expense, net, (b) provision for income taxes, (c) depreciation and (d) facility rent expense. See
Appendix for a reconciliation of GAAP to non-GAAP financial measures.
1. Reflects Adjusted EBITDAR and excludes expenses which are infrequent in nature and are variable in nature, or do not represent current cash expenditures.
2. Rent capitalized at 8.0x.
3. Adjusted to reflect $48 million payment in October 2013 related to the U.S. Department of Justice (DOJ) settlement.
(3)

Separation Creates Two Very Attractive
Opportunities for Investors

Pro Forma Overview
119 SNF, ALF and ILF properties
– 94 to be leased from CareTrust
9 Home Health and 7 Hospice operations
6 urgent care centers
Ample cash flow to fund growth
Pro Forma Overview
Initial ownership of 97 SNF, ALF and ILF properties
(CareTrust will own and operate 3 ILFs)
– Portfolio consists of ~84% SNF campuses and
~12% ALF campuses
Owned facilities leased to Ensign pursuant to long-
term Master Lease Agreements
Attractive ~1.85x initial rent coverage ratio supports a
secure rent stream
Approximately $59 million in annual rental revenue
Proven operating business will continue to deliver:
Cohesive business model and operating strategy
Geographic diversity
Significant organic growth potential
Strong financial performance
Anticipate that no funded debt allows dry powder for
company to continue growth strategy
Track record of acquisitions and integration drives
industry leading growth
New real estate business expects to focus on:
Growth from acquisitions and new tenant relationships
Asset class diversification (e.g., ALFs, ILFs, MOBs,
IRFs and LTACHs)
Access to more and lower-cost capital
Ample cash and liquidity
Leverage in line with peers
“Triple-Net” lease structures
Stable dividend to start, with potential to grow along
with the business

Separation Highlights Ensign’s Embedded Real Estate Value
Source: FactSet.
Note: Skilled Nursing Index includes: ENSG, KND and SKH.
Healthcare REIT Index includes: AVIV, HCN, HCP, LTC, NHI, OHI, SBRA and VTR.
EBITDA Multiple: 14.4x
(Healthcare REIT Index)
EBITDA Multiple: 6.7x
(Skilled Nursing Index)
Comparison of Healthcare REIT and SNF Valuation Multiples — Last 5 Years
Average: 14.1x
Average: 5.2x
7
In addition to delivering strong performance over the years, Ensign has accumulated a significant amount of quality real estate that will become the foundation for CareTrust
0x
6x
12x
18x
2008 2009 2010 2011 2012 2013

Compelling Rationale for Separation Drives Shareholder Value

Strategic Direction and Focus
More efficient execution of divergent business models and strategies
Independent establishment of strategic priorities, growth strategies and financial objectives
Focus on distinct business objectives allows a more direct alignment of management incentives
Investor Transparency and Access to Capital
Greater visibility into relative financial and operating performance
Separate “currency” which can be used to facilitate acquisition opportunities
Access to a broader range of capital to fund future growth
Sector-Specific Investors and Research Coverage
Appeal to a more focused shareholder base
Attract coverage by additional industry-specific analysts
Differentiate as two sector-specific “pure play” companies
“Shared Attributes”

Strong
Operating
Performance
Leadership-centric business model
Proven track record of financial and operating performance
Established business model and operating strategy that offers potential for  tremendous value creation
Unique operating structure that empowers employees to drive quality care
Differentiated
Growth Strategy
Continued focus on execution of its established and successful growth strategy
Consistently makes accretive acquisitions and improves performance of target operations over time
Attractive
Financial Profile
Strong financial performance with stable cash flows and liquidity
Lowest peer group leverage with no funded debt
Industry Leading
Management
Continuity, as only one key executive will transition to the real estate business
Ensign Continues as a Proven Operator with a Focus
on Core Operations and Growth

Ensign Will Operate a Well Diversified Portfolio of
Businesses Across a Broad Geographic Footprint

Significant white space to grow the portfolio
119 SNFs, ALFs & ILFs
9 Home Health & 7 Hospice
6 Urgent Care Clinics
6
6
3
36
13
12
5
6
5
27
Note: As of November 1, 2013.
#

Ensign Represents THE Growth Story in the SNF Sector

Revenue Adjusted EBITDAR
(2) (2)
(1)
$411
$469
$542
$650
$758
$825
2007 2008 2009 2010 2011 2012
$60
$73
$87
$107
$130
$142
2007 2008 2009 2010 2011 2012
15.0%
1.9%
6.6%
KND SKH
18.6%
(1.5%)
1.3%
KND
SKH
EBITDAR is a non-GAAP measure and represents net income before (a) interest expense, net, (b) provision for income taxes, (c) depreciation and (d) facility rent expense.
See Appendix for a reconciliation of GAAP to non-GAAP financial measures.
Reflects Adjusted EBITDAR and excludes expenses which are infrequent in nature and are variable in nature, or do not represent current cash expenditures.
Revenue and Adjusted EBITDAR reflects only KND’s Nursing Center Division.
Note:
1.
2.
2007 – 2012 Revenue CAGR
2007 – 2012 Adjusted EBITDAR CAGR

Ensign’s Proven Track Record of Successful Acquisitions

Annual Facilities Growth Acquisition Track Record
Strong track record of acquiring, operating
and integrating under-performing assets
Focused on improving operating
efficiencies and increasing the mix of
higher-acuity residents to drive value
Estimated Timing 1
st
Quarter 5
th
Quarter Improvement
EBITDAR Margin 11.0% 14.2% 320 bps
Occupancy 71.1% 74.3% 320 bps
Skilled Mix (Rev) 31.6% 38.8% 720 bps
Quality Mix (Rev) 48.8% 51.9% 310 bps
Note: Acquisition Track Record based on an average for all SNF acquisitions from 2001 through May 1, 2012 measuring five quarters of operating performance.
Annual Facility Acquisitions
Transitioned Facilities
57
61
63
77
82
102
108
4
2
14
5
20
6
10
61
63
77
82
102
108
118
2007 2008 2009 2010 2011 2012 6/30/2013
YTD

Ensign has a Long-Tenured and Successful Management Team

Christopher Christensen
President, Chief Executive Officer and Director of The Ensign Group, Inc.
Co-founder and President of Ensign since 1999 and Chief Executive Officer since
April 2006
Member of the board of directors since 1999
Prior to joining Ensign, served as acting Chief Operating Officer of Covenant Care, Inc., a California-based provider of long-term care
Suzanne Snapper
Chief Financial Officer of The Ensign Group, Inc.
Chief Financial Officer since 2009 and Vice President – Finance since 2007
Prior to joining Ensign, Ms. Snapper spent 10 years as a senior manager at KPMG LLP, where her practice included providing audit services for public companies in the technology, transportation and quick serve restaurant industries
Ms. Snapper is a certified public accountant
Ensign has a unique operating structure and quality employees down to the facility level

CareTrust Will Establish Itself With a Solid
Foundation of Quality Seniors Housing Assets

Strong
Underlying
Portfolio
High-quality initial tenant with an industry-leading management team
Well-maintained real estate assets spread across diverse geographies
Differentiated
Growth Strategy
Ability to pursue acquisitions and new tenant relationships suitable for a healthcare REIT
Expects to focus on geographic expansion and tenant base and asset class diversification
Attractive
Financial Profile
Access to more and lower-cost capital
Ample liquidity at close of spin-off
Attractive ~1.85x initial rent coverage ratio
Industry Leading
Management
Retains continuity as Greg Stapley, co-founder and Executive Vice President of Ensign, becomes President and Chief Executive Officer of CareTrust
Will benefit from management’s strong industry experience and relationship with the primary tenant
Leverage the industry experience of Christopher Christensen, Ensign’s President and Chief
Executive Officer, who will join the Board of CareTrust for a transitional period

CareTrust Starts With a Proven Portfolio of Assets
Across a Broad Geographical Footprint

97 owned Skilled Nursing, Assisted Living, and Independent Living facilities with more than 10k operational beds and units across 10 states
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97 SNFs, ALFs & ILFs (owned)
ILFs (owned & operated)`
Note: As of November 1, 2013.

CareTrust Benefits From Management’s Direct Industry
Experience and Strong Tenant Relationships

Gregory Stapley
President and Chief Executive Officer of CareTrust REIT, Inc.
Co-founder and Executive Vice President, Vice President and General Counsel, and
Secretary of The Ensign Group, Inc.
During his 14 years at Ensign, Mr. Stapley was instrumental in assembling the real estate portfolio that will be transferred to CareTrust in the spin-off
Previously a Partner at the Phoenix law firm Jennings, Strouss & Salmon PLC, where his practice emphasized real estate and business transactions and government relations

Master Lease Agreement Terms

Lease
Structure
Five separate long-term “Triple-Net” Master Lease Agreements
Tenants will be responsible for maintenance, capital expenditures, property taxes, insurance and other expenses at the leased properties
All Master Leases will be cross-defaulted and guaranteed by Ensign
Terms and
Termination
Master Leases, each with its own pool of properties (will have varying maturities of 12 – 20 years, diversity in property geography and two or three 5-year extensions)
CareTrust consent will be required for tenants to sublease, assign, encumber, transfer or dispose of any leased property
Rent Terms
Fixed base rent for each Master Lease (initially based on the trailing twelve months of operating margins of the leased properties)
Years 1 and 2 annual rent expected to be approximately $59 million
Annual rent escalators, commencing in the third year of initial term, based on Consumer Price
Index (0% floor and 2.5% annual cap)
Capital
Expenditure
Tenants will be required to maintain the assets in good condition and repair
At the tenant’s option, CareTrust will fund improvements up to an aggregate of 20% of its initial investment in the property
Other
Customary financial covenants (e.g., debt, distributions, reporting, coverage ratio)
Certain rights of first offer and other consent rights

Expected Transaction Mechanics and Timing

Ensign will accomplish the separation by distributing all of the outstanding shares of
CareTrust common stock to Ensign stockholders on a pro rata basis
Number of Ensign shares owned prior to Spin-Off will not change as a result of the Spin-Off
CareTrust will effect an earnings and profits purge shortly after the Spin-Off
Expected Timing Action
November 2013
Announce Transaction
File Form 10 (and Information Statement) with the SEC
Q1 2014
Receive private letter ruling from the IRS
Form 10 declared effective by the SEC
Financing transactions
Distribution of CareTrust common stock to Ensign stockholders

19 Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures
USD in Millions 6 mo. 6/30/13 6 mo. 6/30/12 FY 2012 FY 2011
Net income (loss) ($0.1) $25.1 $39.8 $47.7
Net (income) loss attributable to noncontrolling interests 0.3 0.3 0.8 --
Loss from discontinued operations 1.8 0.2 -- --
Interest expense, net 6.0 5.9 12.0 13.5
Provision for income taxes 4.8 15.6 24.2 29.5
Depreciation and amortization 16.4 13.9 28.5 23.3
EBITDA $29.2 $61.0 $105.3 $114.0
Facility rent – cost of services 6.7 6.7 13.3 13.7
EBITDAR $35.9 $67.7 $118.6 $127.7
EBITDA $29.2 $61.0 $105.3 $114.0
Charges related to the U.S. Government inquiry
(1)
33.0 -- 15.0 --
Legal costs
(2)
1.0 0.9 2.0 1.5
Settlement of class action lawsuit
(3)
0.6 2.6 2.6 --
Impairment of goodwill and other indefinite lived intangibles
(4)
-- -- 2.2 --
Urgent care center losses
(5)
1.4 0.0 0.5 --
(Earnings) losses at skilled nursing facility not at full operation
(6)
1.3 -- -- --
Acquisition related costs
(7)
0.2 0.1 0.3 0.5
Costs incurred to recognize income tax credits
(8)
0.1 0.2 0.6 --
Rent related to non-core business items above
(9)(10)
0.5 0.4 0.9 --
Adjusted EBITDA $67.3 $65.2 $129.4 $116.0
Facility rent – cost of services 6.7 6.7 13.3 13.7
Less: rent related to non-core business items above
(9)(10)
(0.5) (0.4) (0.9) --
Adjusted EBITDAR $73.5 $71.5 $141.8 $129.7
20
1. Estimated liability related to Ensign’s efforts to achieve a global, company-wide, resolution of any claims connected to the U.S. Department of Justice (DOJ) investigation.
2. Legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some of Ensign’s subsidiaries being conducted by the DOJ.
3. Settlement of a class action lawsuit regarding minimum staffing requirements in the state of California.
4. Impairment charges recorded at DRX, which we attribute to a decline in the estimated fair value of redeemable noncontrolling interest.
5. Losses incurred at newly opened urgent care centers (excluding rent, depreciation, interest and income taxes), which are not already excluded through the net loss attributable to noncontrolling interests.
6. (Earnings) losses incurred at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.
7. Costs incurred to acquire an operation, which are not capitalizable.
8. Costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate.
9. For the 6 months ended 6/30/2013 and 6/30/2012, rent related to newly opened urgent care centers and one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (5) and (6) above.
10. For the full years 2012 and 2011, rent related to urgent care operations, not included in item (5) above and straight-line rent amortization at one facility, for which the Company had begun construction activities, but had not commenced operations of a skilled nursing facility.

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